                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 20, 1998


                              OWENS-ILLINOIS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-9576                   22-2781933
--------------------------------   ------------------------   ----------------------
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
      Incorporation)                                          Identification Number)


                         One SeaGate, Toledo, Ohio 43666
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (419) 247-5000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On May 20, 1998, Owens-Illinois, Inc. (the "Company") completed underwritten offerings of $350,000,000 of its 7.15% Senior Notes due 2005 (the "7-Year Notes"), $250,000,000 of its 7.35% Senior Notes due 2008 (the "10-Year Notes"), $250,000,000 of its 7.50% Senior Debentures due 2010 (the "12-Year Debentures") and $250,000,000 of its 7.80% Senior Debentures due 2018 (the "20-Year Debentures" and, together with the 7-Year Notes, the 10-Year Notes, and the 12-Year Debentures, the "Debt Securities") under its shelf registration statement (Registration No. 333-47519) declared effective by the Securities and Exchange Commission on April 20, 1998 (the "Registration Statement") (which Registration Statement also constitutes, pursuant to Rule 429 under the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to registration statement No. 333-25175, as amended), a Prospectus, dated April 20, 1998, and four related Prospectus Supplements, dated May 14, 1998.

         The 7-Year Notes were priced to the public at 99.817% of par value, the 10-Year Notes were priced to the public at 99.716% of par value, the 12-Year Debentures were priced to the public at 99.682% of par value, and the 20-Year Debentures were priced to the public at 99.982% of par value, with accrued interest in each case from May 20, 1998. The sale of the 7-Year Notes was underwritten by Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, First Chicago Capital Markets, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Scotia Capital Markets (USA) Inc. pursuant to an Underwriting Agreement attached as Exhibit 1.1 hereto. The sale of the 10-Year Notes was underwritten by Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Scotia Capital Markets (USA) Inc. pursuant to an Underwriting Agreement attached as Exhibit 1.2 hereto. The sale of the 12-Year Debentures was underwritten by Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Nationsbanc Montgomery Securities LLC and Salomon Brothers Inc pursuant to an Underwriting Agreement attached as Exhibit 1.3 hereto. The sale of the 20-Year Debentures was underwritten by Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Nationsbanc Montgomery Securities LLC and Salomon Brothers Inc pursuant to an Underwriting Agreement attached as Exhibit
1.4 hereto.

         The terms and conditions of the Debt Securities and related matters are set forth in the following documents: (i) the Indenture, dated as of May 20, 1998 by and between the Company and The Bank of New York, as trustee, filed as
Exhibit 4.1 hereto; (ii) with respect to the 7-Year Notes, pursuant to
Article 2.01 of the Indenture, the Officers' Certificate, filed as Exhibit 4.2 hereto, (iii) with respect to the 10-Year Notes, pursuant to Article 2.01 of the Indenture, the Officers' Certificate, filed as Exhibit 4.3 hereto, (iv) with respect to the 12-Year Debentures, pursuant to Article 2.01 of the Indenture, the Officers' Certificate, filed as Exhibit 4.4 hereto and (v) with respect to the 20-Year Debentures, pursuant to Article 2.01 of the Indenture, the Officers' Certificate, filed as Exhibit 4.5 hereto.

         On May 20, 1998, the Company also completed an underwritten offering of 15,690,000 shares of the Company's common stock (including the over-allotment option of 1,890,000 shares), par value $.01 per share (the "Common Stock") under the Registration Statement, a Prospectus, dated April 20, 1998, and the related Prospectus Supplement, dated May 14, 1998. The shares of Common Stock were offered by Smith Barney Inc., BT Alex. Brown Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated pursuant to an Underwriting Agreement attached as Exhibit 1.5 hereto. The shares of Common Stock were priced to the public at $41.8125 per share.

         On May 20, 1998, the Company also completed an underwritten offering of 9,050,000 shares of the Company's $2.375 Convertible Preferred Stock (liquidation preference $50.00 per share) (including the over-allotment option of 1,050,000 shares) under the Registration Statement, a Prospectus, dated
April 20, 1998, and the related Prospectus Supplement, dated May 14, 1998. The shares of Common Stock were offered by Smith Barney Inc., BT Alex. Brown Incorporated, Goldman, Sachs & Co. and Lehman Brothers Inc. pursuant to an Underwriting Agreement attached as Exhibit 1.6 hereto. The shares of Convertible Preferred Stock were priced to the public at $50.00 per share with an initial conversion price of $52.68 per share of Common Stock. A complete description of the Convertible Preferred Stock is set forth in the Certificate of Designation filed as Exhibit 4.10 hereto.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits: The following exhibits are filed as part of this Report and as exhibits to the Registration Statement.

1.1 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, First Chicago Capital Markets, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Scotia Capital Markets (USA) Inc.

1.2 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Scotia Capital Markets (USA) Inc.

1.3 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Nationsbanc Montgomery Securities LLC and Salomon Brothers Inc.

1.4 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Nationsbanc Montgomery Securities LLC and Salomon Brothers Inc.

1.5 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Smith Barney Inc., BT Alex. Brown Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

1.6 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Smith Barney Inc., BT Alex. Brown Incorporated, Goldman, Sachs & Co. and Lehman Brothers Inc.

4.1 Indenture, dated as of May 20, 1998, between Owens-Illinois, Inc. and The Bank of New York, as Trustee.

4.2 Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.15% Senior Notes due 2005.

4.3 Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.35% Senior Notes due 2008.

4.4 Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.50% Senior Notes due 2010.

4.5 Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.80% Senior Notes due 2018.

4.6 Form of 7.15% Senior Note due 2005 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.2 to this Report).

4.7 Form of 7.35% Senior Note due 2008 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.3 to this Report)

4.8 Form of 7.50% Senior Note due 2010 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.4 to this Report).

4.9 Form of 7.80% Senior Note due 2018 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.5 to this Report).

4.10     Certificate of Designation of Convertible Preferred Stock.

4.11 Form of Convertible Preferred Stock Certificate (filed as Exhibit 4.2 to the Registrant's Registration Statement on Form 8-A, and incorporated herein by reference).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OWENS-ILLINOIS, INC.

Dated:  May 26, 1998                        By:   /s/ Lee A. Wesselmann
                                                  ----------------------------
                                                  Lee A. Wesselmann
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit

1.1 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, First Chicago Capital Markets, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Scotia Capital Markets (USA) Inc.

1.2 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc and Scotia Capital Markets (USA) Inc.

1.3 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Nationsbanc Montgomery Securities LLC and Salomon Brothers Inc.

1.4 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Nationsbanc Montgomery Securities LLC and Salomon Brothers Inc.

1.5 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Smith Barney Inc., BT Alex. Brown Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

1.6 Underwriting Agreement, dated as of May 14, 1998, among Owens-Illinois, Inc., Smith Barney Inc., BT Alex. Brown Incorporated, Goldman, Sachs & Co. and Lehman Brothers Inc.

4.1 Indenture, dated as of May 20, 1998, between Owens-Illinois, Inc. and The Bank of New York, as Trustee.

4.2 Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.15% Senior Notes due 2005.

4.3 Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.35% Senior Notes due 2008.

4.4 Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.50% Senior Notes due 2010.

4.5 Officers' Certificate, dated May 20, 1998, establishing the terms of the 7.80% Senior Notes due 2018.

4.6 Form of 7.15% Senior Note due 2005 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.2 to this Report).

4.7 Form of 7.35% Senior Note due 2008 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.3 to this Report)

4.8 Form of 7.50% Senior Note due 2010 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.4 to this Report).

4.9 Form of 7.80% Senior Note due 2018 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.5 to this Report).

4.10     Certificate of Designation of Convertible Preferred Stock.

4.11 Form of Convertible Preferred Stock Certificate (filed as Exhibit 4.2 to the Registrant's Registration Statement on Form 8-A, and incorporated herein by reference).